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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 15, 1999
                Date of report (Date of earliest event reported)


                           DELTA BEVERAGE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                   ------------               75-2048317
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)



                               2221 DEMOCRAT ROAD
                            MEMPHIS, TENNESSEE 38132
          (Address of Principal Executive Offices, including Zip Code)



                                 (901) 344-7100
              (Registrant's Telephone Number, including Area Code)


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ITEM 5            OTHER EVENTS

                  On October 15, 1999, PepsiAmericas, Inc. ("PAS") issued 18,310,006 shares of PAS Class B Common Stock in connection with the acquisition of Delta Beverage Group, Inc. ("Delta") pursuant to an exchange agreement, effective June 28, 1999. As a result, PAS currently owns all of the voting common stock of Delta.

                  Prior to the acquisition, Pohlad Companies held a 33.1% economic interest in PAS, 52.8% voting power over PAS and 59.3% of Delta's voting common stock. Following the acquisition, Pohlad Companies held a 46.6% economic interest in PAS, 51.9% voting power over PAS and none of Delta's voting common stock.

                  Reference is made to the press release issued to the public by Delta on October 15, 1999, and attached hereto as an exhibit, relating to the acquisition of the company by PAS.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

                  10.1 Delta Exchange Agreement, effective June 28, 1999 (incorporated by reference to the company's Current Report on Form 8-K, filed with the SEC on July 14,
                           1999).

                  99.1     Press Release, dated October 15, 1999.


                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 26, 1999.


                                         DELTA BEVERAGE GROUP, INC.


                                         By: /s/ John F. Bierbaum
                                            -----------------------------------
                                                 John F. Bierbaum
                                                 Chief Financial Officer and
                                                 Director


                                       3

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
10.1              Delta Exchange Agreement, effective June 28, 1999
                  (incorporated by reference to the company's Current Report on
                  Form 8-K, filed with the SEC on July 14, 1999).

99.1              Press Release, dated October 15, 1999.